Exhibit 99 (f)

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                                  (REGISTRANT)

                                       AND

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)


        Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints
Casey J. Sylla, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life and Insurance Company of New York and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


March 16, 2005

/s/ JOHN C. PINTOZZI
----------------------
John C. Pintozzi
Director, Senior Vice President and Chief Financial Officer

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                                  (REGISTRANT)

                                       AND

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)


     Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Casey J. Sylla, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life and Insurance Company of New York and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


March 16, 2005

/s/ DOUGLAS B. WELCH
----------------------
Douglas B. Welch
Director and Vice President